EXHIBIT 10.3
REAFFIRMATION OF GUARANTY
June 15, 2007
General Electric Capital Corporation, as Agent
500 West Monroe
Chicago, Illinois 60661
Attn: Wilsons Leather Account Manager
     Please refer to (1) Second Amendment to the Fifth Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), the Fifth Amended and Restated Credit Agreement dated as of December 29, 2006, (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), amending and restating the Fourth Amended and Restated Credit Agreement dated as of April 23, 2002, amending and restating that certain Third Amended and Restated Credit Agreement dated as of June 19, 2001, amending and restating that certain Second Amended and Restated Credit Agreement dated as of October 31, 2000, amending and restating that certain Amended and Restated Credit Agreement dated as of May 24, 1999, amending and restating that certain Credit Agreement dated as of May 25, 1996 among Wilsons Leather Holdings Inc. (“Borrower”), the Loan Parties (as defined therein), General Electric Capital Corporation, individually and as agent (“Agent”) and the Lenders (as defined therein), (2) the Parent Guaranty dated as of May 25, 1996 (as amended, the “Parent Guaranty”) by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement, (3) the Store Guarantors’ Guaranty (as amended, the “Store Guarantors’ Guaranty”) dated as of May 25, 1996 by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement, (4) the Joinder Agreement dated July 31, 1997 between Wilsons International, Inc. and Agent, (5) the Joinder Agreement dated May 24, 1999 between certain of the undersigned and Agent, (6) the Joinder Agreement dated October 10, 2000 between certain of the undersigned and Agent, (7) the Joinder Agreement dated October 31, 2000 between certain of the undersigned and Agent, and (8) the Joinder Agreement dated April 13, 2001 between certain of the undersigned and Agent.
     Pursuant to the Amendment, Lenders have agreed, inter alia, to (i) amend certain provisions of the Credit Agreement, and (ii) continue to make Loans and to incur Letter of Credit Obligations and Eligible Trade L/C Obligations on behalf of Borrower. All capitalized terms used but not otherwise defined herein have the meaning given to them in the Credit Agreement or in Schedule A thereto.

     We hereby (i) acknowledge receipt of the Amendment, (ii) acknowledge and reaffirm all of our obligations and undertakings under the Parent Guaranty and the Store Guarantors’ Guaranty (as applicable) (collectively, the “Guaranties”), and (iii) acknowledge and agree that subsequent to, and taking into account the Amendment, the Guaranties are and shall remain in full force and effect in accordance with the terms thereof.

PARENTS:
Wilsons The Leather Experts Inc.
Wilsons Center, Inc.
Rosedale Wilsons, Inc. River Hills Wilsons, Inc.

By:	/s/ Stacy A. Kruse
Title: Chief Financial Officer and Treasurer
The authorized officer of each of the foregoing corporations

[Signature Page to Reaffirmation of Guaranty]

STORE GUARANTORS:
Bermans The Leather Experts Inc.
Florida Luggage Corp.
Wilsons Leather Direct Inc.
Wilsons International Inc.
Wilsons Leather of Airports Inc.
Wilsons Leather of Alabama Inc.
Wilsons Leather of Arkansas Inc.
Wilsons Leather of Connecticut Inc.
Wilsons Leather of Delaware Inc.
Wilsons Leather of Florida Inc.
Wilsons Leather of Georgia Inc.
Wilsons Leather of Indiana Inc.
Wilsons Leather of Iowa Inc.
Wilsons Leather of Louisiana Inc.
Wilsons Leather of Maryland Inc.
Wilsons Leather of Massachusetts Inc.
Wilsons Leather of Michigan Inc.
Wilsons Leather of Mississippi Inc.
Wilsons Leather of Missouri Inc.
Wilsons Leather of New Jersey Inc.
Wilsons Leather of New York Inc.
Wilsons Leather of North Carolina Inc.
Wilsons Leather of Ohio Inc.
Wilsons Leather of Pennsylvania Inc.
Wilsons Leather of Rhode Island Inc.
Wilsons Leather of South Carolina Inc.
Wilsons Leather of Tennessee Inc.
Wilsons Leather of Texas Inc.
Wilsons Leather of Vermont Inc.
Wilsons Leather of Virginia Inc.
Wilsons Leather of West Virginia Inc.
Wilsons Leather of Wisconsin Inc.
WWT, Inc.

By:	/s/ Stacy A. Kruse
	Name:	Chief Financial Officer and Treasurer
The authorized officer of each of the foregoing corporations

[Signature Page to Reaffirmation of Guaranty]